UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Western Alliance Bancorporation

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. June 11, 2020
WESTERN ALLIANCE BANCORPORATION
WESTERN ALLIANCE BANCORPORATION
ONE E. WASHINGTON, SUITE 1400
PHOENIX, AZ 85004
Investor Address Line 1
Investor Address Line 2 15 12 1
Investor Address Line 3 OF
Investor Address Line 4
Investor Address Line 5 2
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
0000462398_1 R1.0.1.18
Meeting Information
Meeting Type: Annual<mtgtype>Meeting
For holders as of: April<recdate>13, 2020
Date: June 11, 2020 Time: 11:00<mtgtime>AM MST
Location: One East Washington Street
Suite 1400
Phoenix, AZ 85004
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report/10-K Wrap 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow ï§ (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery.
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only
0000462398_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

1a. Bruce Beach

1b. Juan Figuereo

1c. Howard Gould

1d. Steven Hilton

1e. Marianne Boyd Johnson

1f. Robert Latta

1g. Todd Marshall

1h. Adriane McFetridge

1i. Michael Patriarca

1j. Robert Sarver

1k. Bryan Segedi

1l. Donald Snyder

1m. Sung Won Sohn, Ph.D.

1n. Kenneth A. Vecchione

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. Approve, on a non-binding advisory basis, executive compensation.

3. Approve the amendment and restatement of the 2005 Stock Incentive Plan to increase the number of shares of the Company's common stock available for issuance thereunder, extend the termination date of the plan to 2030 and make certain other changes.

4. Ratify the appointment of RSM US LLP as the Company's independent auditor.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information
NAME
THE COMPANY NAME INC.—COMMON 123,456,789,012.12345
THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345
THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345
THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345
THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345
THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345
THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345
THE COMPANY NAME INC.—401 K 123,456,789,012.12345
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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